                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported):  MAY 11, 1999



                           LYONDELL CHEMICAL COMPANY
             (Exact name of registrant as specified in its charter)

         1-10145                    DELAWARE                         95-4160558
(Commission File Number)  (State or other jurisdiction    (IRS Employer Identification No.)
                               of incorporation)


          1221 MCKINNEY STREET
     ONE HOUSTON CENTER, SUITE 1600
             HOUSTON, TEXAS                                77010
(Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code:  (713) 652-7200

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

          On May 11, 1999, Lyondell Chemical Company (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") dated May 11, 1999 with Donaldson, Lufkin & Jenrette Securities Corporation, J.P. Morgan Securities, Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Schroder & Co., Inc. as representatives of the several underwriters listed on Schedule I thereto, relating to the offering of 35,000,000 shares of the Company's common stock, par value $1.00 per share, under its Registration Statement on Form S-3 (Registration No. 333-60429). The text of the Underwriting Agreement is being filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     1.1  --   Form of Underwriting Agreement for Common Stock.

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                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   LYONDELL CHEMICAL COMPANY


                                   By: /s/ Edward W. Rich
                                       ----------------------------
                                       Edward W. Rich
                                       Vice President, Finance and Treasurer


Date:  May 11, 1999

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